UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 18, 2018

CDW CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35985	26-0273989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

75 Tri-State International Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

(847) 465-6000
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          CDW Corporation (the “Company”) today announced that Thomas E. Richards notified the Company’s Board of Directors (the “Board”) of his intention to retire as President and Chief Executive Officer effective December 31, 2018. Mr. Richards will continue his service on the Board and employment with the Company as Executive Chairman.

          Christine A. Leahy will succeed Mr. Richards as President and Chief Executive Officer of the Company effective January 1, 2019, consistent with the Company’s succession planning process. Ms. Leahy also has been appointed to the Board effective January 1, 2019. Ms. Leahy, 54, currently serves as the Company’s Chief Revenue Officer, responsible for all customer-facing units of the Company, including its corporate, public, small business, international, and strategic solutions and services organizations. Ms. Leahy joined the Company in 2002 as General Counsel and member of the Company’s Executive Committee. Prior to her current role, Ms. Leahy served as Senior Vice President – International, Chief Legal Officer and Corporate Secretary from 2016-2017.

          The Company also announced that Christina M. Corley has been appointed Chief Operating Officer of the Company effective January 1, 2019. Ms. Corley, 50, currently serves as the Company’s Senior Vice President – Commercial and International Markets, responsible for all aspects of the corporate sales force and for the Company’s international growth platform, including CDW Canada and CDW UK. Prior to her current role, Ms. Corley served as Senior Vice President – Corporate Sales from 2011-2017.

Item 7.01. Regulation FD Disclosure.

          A copy of the press release issued by the Company on September 18, 2018 is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 18, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: September 18, 2018	By:	/s/ Frederick J. Kulevich
Frederick J. Kulevich
Senior Vice President, General Counsel and Corporate Secretary